CONTRACT OF SALE


     THIS CONTRACT OF SALE (this "Contract") is made and entered into as of the Effective Date (as defined in Section 13.13 hereof) by and between U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership ("Seller"), and COMMERCIAL & INVESTMENT PROPERTIES CO., a Tennessee corporation, or its permitted assigns ("Purchaser").

                                   ARTICLE I.

                              SALE OF THE PROPERTY

     1.1 Property. For the consideration and upon and subject to the terms, provisions and conditions of this Contract, Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, Seller's respective rights, titles and interests in and to all of the following described property (collectively, the "Property"):

     (a) All of Seller's rights, titles and interests in and to that certain tract or parcel of land (the "Land") located in Knox County, Tennessee, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements, structures and fixtures, if any, located on the Land (the "Improvements"), and all rights, titles and interests of Seller appurtenant to the Land and Improvements, including, without limitation, appurtenant easements, adjacent roads, highways and rights-of-way;

     (b) All tangible personal property of any kind (the "Personalty") owned by Seller and attached to or located on the Land or Improvements.

     (c) All of Seller's rights, titles and interests unders any leases or other agreements demising space in or providing for the use or occupancy of the Improvements or Land (the "Tenant Leases"), and all unapplied deposits, whether security or otherwise ("Deposits"), paid by tenants ("Tenants") under the Tenant Leases; and

     (d) All of Seller's rights, titles and interests in and to all service contracts, warranties, guaranties and bonds in effect at Closing relating to the Land, the Improvements or the Personalty, to the extent the same are assignable (the "Contracts").

                                  ARTICLE II.

                                 PURCHASE PRICE

     2.1 Purchase Price. The total Purchase Price (herein so called) to be paid by Purchaser to Seller for the Property shall be Nine Million Three Hundred Thousand and No/100 Dollars ($9,300,000.00). The Purchase Price shall be payable in Current Funds (defined ARTICLEaIII.e Closing (hereinafter defined).

     3.1 Amount and Timing. EWithin three (3)Obusiness days after the Effective Date (hereinafter defined), Purchaser shall deliver to Chicago Title Insurance Company, located at 7616 LBJ Freeway, Suite 300, Dallas, Texas 75251 (the "Title Company"), One Hundred Thousand Dollars ($100,000.00) (the "Initial Deposit") in cash or Current Funds, to be held by the Title Company in escrow to be applied or disposed of by the Title Company as is provided in this Contract. In the event Purchaser fails to deposit the Initial Deposit with the Title Company as herein provided, Seller may, at its option, terminate this Contract prior to the making of the Initial Deposit, in which event neither Seller nor Purchaser shall have any further rights, liabilities or obligations hereunder except for provisions of this Contract which expressly survive the termination of this Contract. Not later than thirty (30) days after the expiration of the Inspection Period (as hereinafter defined), if Purchaser has not terminated this Contract pursuant to its rights under Section 5.2 hereof, Purchaser shall deposit with the Title Company an additional earnest money deposit in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) (the "Subsequent Deposit") in cash or Current Funds to be held by the Title Company in escrow to be applied or disposed of by the Title Company as is provided in this Contract. If the Purchaser does not properly terminate this Contract pursuant to Section 5.2 hereof and fails to deposit the Subsequent Deposit on or before the thirtieth
(30th) day after the end of the Inspection Period, then Seller may, at its option, terminate this Contract prior to the making of such Subsequent Deposit, in which event the Title Company shall pay the Initial Deposit to Seller and thereafter neither Seller nor Purchaser shall have any further rights, liabilities or obligations hereunder except for provisions of this Contract which expressly survive the termination of this Contract. The term "Earnest Money Deposit", as used in this Contract, shall mean (i) the Initial Deposit prior to deposit of the Subsequent Deposit, (ii) both the Initial Deposit and the Subsequent Deposit combined after the deposit of the Subsequent Deposit, and
(iii) the Initial Deposit, the Subsequent Deposit and the Extension Deposit (as Deposit,iifSapplicable,hineeachccasentogether withdallsinteresteearnedsthereon.
As used in this Contract, the term "Current Funds" shall mean wire transfers, certified funds or a cashier's check in a form acceptable to the Title Company which would permit the Title Company to immediately disburse such funds.

     3.2 Application and Interest. If the purchase and sale hereunder is consummated, then the Earnest Money Deposit shall be applied to the Purchase Price at Closing. In all other events, the Earnest Money Deposit shall be disposed of by the Title Company as provided in this Contract. The Earnest Money Deposit shall be invested in an interest-bearing account with a financial institution and in a manner reasonably acceptable to Purchaser. All interest earned on the Earnest Money Deposit is part of the Earnest Money Deposit, to be applied or disposed of in the same manner as the Earnest Money Deposit under this Contract.

                                   ARTICLE IV.

                                TITLE AND SURVEY

     4.1 Title Commitment. Not later than fifteen (15) days after the Effective Date, Seller shall cause to be furnished to Purchaser, a current Commitment for Title Insurance for the Land and Improvements (the "Title Commitment") issued by the Title Company. The Title Commitment shall set forth the state of title to the Property, including a list of conditions or exceptions to title affecting the Property that would appear in an Owner's Policy of Title Insurance, if one were issued. The Title Commitment shall contain the expressed commitment of the Title Company to issue the Title Policy (hereinafter defined) to Purchaser in the amount of the Purchase Price, insuring the title to the Property specified in the Title Commitment. At such time as the Title Commitment is furnished to Purchaser, the Title Company also shall furnish to Purchaser copies of instruments or documents (the "Exception Documents") that create or evidence conditions or exceptions to title affecting the Property, as described in the Title Commitment.

     4.2 Survey. Not later than fifteen (15) days after the Effective Date, Seller shall provide to Purchaser a copy of an ALTA/ACSM survey of the Land and Improvements prepared by Adams Craft Herz Walker, dated not earlier than July 31, 1998 (the "Survey"). If Seller's Survey is not satisfactory to Purchaser or the Title Company then Purchaser shall pay the cost to update the Survey or to prepare a survey of the Property that is otherwise sufficient for Purchaser and the Title Company, and that is certified to Seller, Purchaser and the Title Company.

     4.3 Review of Title and Survey. Purchaser shall have until twenty (20) days after the Effective Date in which to notify Seller in writing (the "Title referredntooincthe TitleyCommitment, thecException DocumentstorronsthenSurvey; provided, that Purchaser shall not object to current real estate taxes and assessments or to easements, restrictions and exceptions affecting the Property which do not adversely affect the value of the Property or its current use by Seller, all of which shall be Permitted Exceptions hereunder. Any title encumbrances, exceptions or other matters which are set forth in the Title Commitment, the Exception Documents or on the Survey, and to which Purchaser does not object within the aforementioned ten (10) day period, shall be deemed to be permitted exceptions to the status of Seller's title (such encumbrances, exceptions or other matters, together with such other matters included pursuant to other provisions of this Contract, shall be referred to as the "Permitted Exceptions").

     4.4 Objections to Status of Title and Survey. If Purchaser properly objects to any item shown or referred to in the Title Commitment, Exception Documents or Survey within the twenty (20) day period set forth in Section 4.3, Seller shall be given until ten (10) days after receipt of the Title Objection Notice to notify Purchaser whether or not Seller will cure, prior to Closing and at Seller's option and sole discretion but without any obligation to do so, any objection to the condition of title raised by Purchaser. If Seller notifies Purchaser that it elects not to cure any such objections, then Purchaser may, at its option exercisable within five (5) days following the date of receipt by Purchaser of written notice from Seller stating that Seller is unable or unwilling to cure such objections, either (a) accept such title as Seller can deliver, in which case all exceptions to title set forth in the Title Commitment, Exception Documents and Survey which are not removed shall be deemed to be Permitted Exceptions, or (b) terminate this Contract by notice in writing to Seller in which event the Title Company shall return the Earnest Money Deposit to Purchaser and neither party shall have any further rights, duties or obligations hereunder, except for provisions of this Contract which expressly Seller, withinasuch fiveh(5)Cdayrperiod,nthat Purchaserchaseelected to proceed under either subpart (a) or (b) of the immediately preceding sentence, Purchaser shall be deemed to have elected to proceed under subpart (a), and this Contract shall remain in full force and effect. If Seller notifies Purchaser that it elects to cure any such objections but is unable to cure same by Closing or if Seller fails to notify Purchaser of its intentions with respect to such objections and fails to cure same by Closing, then Purchaser may, at its option, either (x) accept such title as Seller can deliver in which case the parties shall proceed with Closing and all exceptions to title set forth in the Title Commitment, Exception Documents and Survey which are not removed shall be deemed to be Permitted Exceptions, or (y) terminate this Contract by notice in writing to Seller at Closing, in which event the Title Company shall return the Earnest Money Deposit to Purchaser and neither party shall have any further rights, duties or obligations hereunder except for provisions of this Contract which expressly survive termination of this Contract.

     4.5 Other Permitted Exceptions. The Permitted Exceptions shall include those matters shown in the Title Commitment and the Survey which become Permitted Exceptions pursuant to sections 4.3 and 4.4 above and, in addition, the following: (a) the Tenant Leases; (b) taxes and assessments for the year in which Closing occurs and subsequent years; (c) liens and encumbrances arising after the date hereof to which Purchaser consents in writing; and (d) any liens or encumbrances of a definite or ascertainable amount not exceeding $50,000.00, provided that (i) Seller causes such liens or encumbrances to be insured or bonded around such that same do not appear as an exception in the Title Policy issued to Purchaser pursuant to the Commitment, and (ii) Seller agrees to indemnify Purchaser from all losses incurred by Purchaser as a result of such liens or encumbrances.

                                 ARTICLE V.

                           INSPECTION BY PURCHASER

     5.1 Inspection Period.Purchaser shall have a period of time commencing on the Effective Date and expiring at 5:00 p.m., Knoxville, Tennessee, time on the thirtieth (30th) day thereafter (the "Inspection Period") within which to examine the Property and to conduct its feasibility study thereof. Seller agrees that, during the Inspection Period, Seller will allow Purchaser and Purchaser's agents access to the Property during normal business hours to conduct soil and engineering, marketing, feasibility, zoning and other studies or tests and to otherwise determine the feasibility of the Property for Purchaser's intended use. Notwithstanding the foregoing, (a) the costs and expenses of Purchaser's investigation shall be borne solely by Purchaser, (b) prior to the expiration of the Inspection Period, Purchaser shall restore the Property to the condition which existed prior to Purchaser's entry thereon and investigation thereof to the extent the condition of the Property was affected by or as a result of the actions of Purchaser or its agents, contractors or representatives, (c) Purchaser shall not interfere, interrupt or disrupt the operation of Seller's business on the Property and, further, such access by Purchaser and/or its agents shall be subject to the rights of Tenants under Tenant Leases, (d) in the event the transaction contemplated by this Contract does not close for any reason, Purchaser shall deliver to Seller a descriptive listing of all tests, reports and inspections conducted by Purchaser with respect to the Property and, if Seller so requests, shall deliver copies thereof to Seller, (e) Purchaser shall not permit any mechanic's or materialman's liens or any other liens to attach to the Property by reason of the performance of any work or the purchase of any materials by Purchaser or any other party in connection with any studies or tests conducted pursuant to this Section 5.1, (f) Purchaser shall give notice to Seller a reasonable time prior to entry onto the Property and shall permit Seller to have a representative present during all investigations and inspections conducted with respect to the Property, (g) Purchaser shall take all reasonable actions and implement all protections necessary to ensure that all actions taken in connection with the investigations generated,tused or broughtponto,thedPropertyiposetnommaterial threatbtoathes safety of persons or the environment and cause no damage to the Property or other property of Seller or other persons, and (h) Purchaser shall not conduct or cause to be conducted, any environmental, asbestos or archeological studies, surveys or testing without Seller's prior written approval (which shall not be unreasonably withheld) of the type of testing and the persons conducting same. This Contract, the terms and conditions of this Contract and all information made available by Seller to Purchaser in accordance with this Contract or obtained by Purchaser in the course of its investigations shall be treated as confidential information by Purchaser, and, prior to the purchase of the Property by Purchaser, Purchaser shall prevent its agents and employees from divulging such information to any third parties except as reasonably necessary to third parties engaged by Purchaser for the limited purpose of analyzing and investigating such information for the purpose of consummating the transaction contemplated by this Contract, including Purchaser's attorneys and representatives, prospective lenders and engineers. Purchaser shall indemnify, defend and hold Seller harmless for, from and against any and all claims, liabilities, causes of action, damages, liens, losses, costs and expenses (including, without limitation, reasonable attorneys' fees) incident to, resulting from or in any way arising out of any of Purchaser's and its agents', contractors' and representatives' activities on the Property, including, without limitation, any tests or inspections conducted by Purchaser or its agents, contractors or representatives on the Property. The agreements contained in this Section 5.1 shall survive the Closing and not be merged therein and shall also survive any termination of this Contract.

     5.2 Approval of Inspections. If Purchaser determines at any time prior to the expiration of the Inspection Period, that the Property is not satisfactory to Purchaser, then Purchaser may deliver written notice to Seller, within such Inspection Period, given in accordance with the provisions of Section 13.1
Section 5.2, inrwhichreventttheoTitleiCompanyishalltreturnutheaEarnesthMoney
Deposit to Purchaser and neither party shall have any further rights, liabilities or obligations hereunder, except for provisions of this Contract which by their terms expressly survive the termination of this Contract. If Purchaser does not timely deliver written notice of termination within such Inspection Period, the conditions of this Section 5.2 shall be deemed satisfied, and Purchaser shall be deemed to have approved the condition of the Property and may not thereafter terminate this Contract pursuant to this Section 5.2.

     5.3 Matters to be Delivered by Seller. No later than ten (10) days from the Effective Date (except that the Phase I Environmental Report specified at item (e) below shall be delivered by Seller on or before September 30, 1998), Seller shall deliver to Purchaser the following items (collectively, the "Submission Matters"):

     (a) A current rent roll for the Property and delinquency report prepared in the ordinary course of Seller's business;

     (b) A copy of all Tenant Leases with respect to the Property, including all amendments thereto;

     (c) Copies of any and all service, maintenance, management or other contracts in Seller's possession relating to the ownership and operation of the Property;

     (d) Copies of the most recent real estate and personal property tax statements in Seller's possession with respect to the Property;

     (e) A Phase I Environmental Site Assessment and Preliminary Asbestos Surve(f)itCopieseof planseandospecifications forVtheGImprovementsaon the Land if the same are in Seller's possession.

                                  ARTICLE VI.

            REPRESENTATIONS AND WARRANTIES; DISCLAIMERS AND WAIVERS

     6.1 Representations and Warranties of Purchaser. Purchaser and each of the persons executing this Contract on its behalf represents and warrants to Seller as of the date hereof and as of the Closing Date as follows (which representations and warranties shall survive the Closing for a period of 180 days): (a) Purchaser is a corporation duly organized and validly existing under the laws of the State of Tennessee; (b) Purchaser has full right and authority to enter into this Contract and to consummate the transactions contemplated herein; (c) each of the persons executing this Contract on behalf of Purchaser is authorized to do so; and (d) this Contract constitutes a valid and legally binding obligation of Purchaser, enforceable in accordance with its terms.

     6.2 Representations and Warranties of Seller. Seller represents and warrants to Purchaser as of the date hereof and as of the Closing Date as follows: (a) Seller is a limited partnership validly existing and duly organized under the laws of the State of Delaware; (b) Seller has full right and authority to enter into this Contract and to consummate the transactions contemplated herein; (c) each of the persons executing this Contract on behalf of Seller is authorized to do so; (d) this Contract constitutes a valid and legally binding obligation of Seller, enforceable in accordance with its terms; and (e) to the Seller's current actual knowledge, except as may be disclosed in any of the Submission Matters or any other documents delivered to or obtained by Purchaser, Seller has not received written notice of any violation of any laws representationshandrwarrantiescofiSellerihereunderoshall survivevtheaClosingefor a period of one hundred eighty (180) days.

      As used herein, the term "Seller's current actual knowledge", or similar terms and phrases, shall mean and refer to only the current actual knowledge of the Designated Representative (as hereinafter defined) of the Seller and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of the Seller, or any affiliate of the Seller, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term "Designated Representative" shall refer to Kenneth A. Cobler.

     6.3 NO ADDITIONAL REPRESENTATIONS OR WARRANTIES OF SELLER. PURCHASER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS EXPRESSLY SPECIFIED IN SECTION 6.2 OF THIS CONTRACT OR THE DEED TO BE DELIVERED AT CLOSING, SELLER HAS NOT MADE, AND SELLER HEREBY SPECIFICALLY DISCLAIMS, ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, OR CONCERNING, (a) THE NATURE AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, AND THE SUITABILITY THEREOF AND OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH PURCHASER MAY ELECT TO CONDUCT THEREON; (b) THE EXISTENCE, NATURE AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, RIGHT TO POSSESSION OR USE, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION OR OTHER MATTER AFFECTING TITLE TO THE PROPERTY; OR (c) WHETHER THE USE OR OPERATION OF THE PROPERTY COMPLIES WITH ANY AND ALL LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENT OR OTHER REGULATORY BODY. PURCHASER AGREES TO ACCEPT THE PROPERTY AND ACKNOWLEDGES THAT THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE BY SELLER, ON AN .AS IS, WHERE IS, AND WITH ALL FAULTS. BASIS. PURCHASER EXPRESSLY ACKNOWLEDGES THAT EXCEPT AS OTHERWISE EXPRESSLY SPECIFIED IN SECTION 6.2 HEREOF ORDBILLEOF SALEATO BERDELIVEREDTBYLSELLERATOEPURCHASERDATDCLOSING,MSELLER MAKESS NO REPRESENTATION OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER.S WARRANTY OF TITLE TO BE SET FORTH IN THE DEED), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PREMISES WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF ANY INFORMATION (INCLUDING, WITHOUT LIMITATION, THE SUBMISSION MATTERS) PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY. PURCHASER ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SPECIFIED IN ANY WRITTEN INSTRUMENT DELIVERED BY SELLER TO PURCHASER, SELLER MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW REGARDING OR WITH RESPECT TO ANY SUCH INFORMATION (INCLUDING, WITHOUT LIMITATION, THE SUBMISSION MATTERS) PROVIDED OR TO BE PROVIDED BY SELLER REGARDING THE PROPERTY.

     FURTHER, AND WITHOUT IN ANY WAY LIMITING ANY OTHER PROVISION OF THIS CONTRACT, SELLER HAS MADE AND MAKES NO REPRESENTATION, WARRANTY OR GUARANTY, AND HEREBY SPECIFICALLY DISCLAIMS ANY WARRANTY, GUARANTY OR REPRESENTATION, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PRESENCE OR DISPOSAL ON OR BENEATH THE PROPERTY (OR ANY PARCEL IN PROXIMITY THERETO) OF HAZARDOUS SUBSTANCES OR MATERIALS WHICH ARE CATEGORIZED AS HAZARDOUS OR TOXIC UNDER ANY LOCAL, STATE OR FEDERAL LAW, STATUTE, ORDINANCE, RULE OR REGULATION PERTAINING TO ENVIRONMENTAL OR SUBSTANCE REGULATION, CONTAMINATION, CLEANUP OR DISCLOSURE (INCLUDING, WITHOUT LIMITATION, ASBESTOS) AND SHALL HAVE NO LIABILITY TO PURCHASER THEREFOR. WITHOUT LIMITATION OF THE PRECEDING SENTENCE, SELLER SPECIFICALLY DISCLAIMS ANY REPRESENTATION, WARRANTY OR GUARANTY REGARDING THE ACCURACY OF ANY ENVIRONMENTAL REPORTS WHICH MAY BE INCLUDED WITHIN THE BYBSELLERNATATHERCLOSING,CPURCHASERFACKNOWLEDGESCTHATDPURCHASER.SOOPPORTUNITYED
FOR INSPECTION AND INVESTIGATION OF THE PROPERTY (AND OTHER PARCELS IN PROXIMITY THERETO) WILL BE ADEQUATE TO ENABLE PURCHASER TO MAKE PURCHASER.S OWN DETERMINATION WITH RESPECT TO THE PRESENCE OR DISPOSAL ON OR BENEATH THE PROPERTY (AND OTHER PARCELS IN PROXIMITY THERETO) OF SUCH HAZARDOUS SUBSTANCES OR MATERIALS, AND PURCHASER ACCEPTS THE RISK OF THE PRESENCE OR DISPOSAL OF ANY SUCH SUBSTANCES OR MATERIALS. PURCHASER AGREES THAT SHOULD ANY CLEANUP, REMEDIATION OR REMOVAL OF HAZARDOUS SUBSTANCES OR OTHER ENVIRONMENTAL CONDITIONS ON THE PROPERTY BE REQUIRED AFTER THE DATE OF CLOSING, SUCH CLEAN-UP, REMOVAL OR REMEDIATION SHALL BE THE RESPONSIBILITY OF AND SHALL BE PERFORMED AT THE SOLE COST AND EXPENSE OF PURCHASER.

     PURCHASER, AND ANYONE CLAIMING, BY, THROUGH OR UNDER PURCHASER, HEREBY FULLY RELEASES AND DISCHARGES SELLER, ITS EMPLOYEES, OFFICERS, DIRECTORS, PARTNERS, REPRESENTATIVES AND AGENTS, AND THEIR RESPECTIVE PERSONAL REPRESENTATIVES, HEIRS, SUCCESSORS AND ASSIGNS FROM ANY COST, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM OR RELATED TO ANY CONSTRUCTION DEFECTS, ERRORS, OMISSION, OR OTHER CONDITIONS AFFECTING THE PROPERTY; PROVIDED, THAT THIS SHALL NOT RELEASE SELLER FROM CLAIMS ARISING, IF ANY, AS A RESULT OF ANY WRITTEN REPRESENTATION OR WARRANTY OF SELLER BEING FALSE WHEN MADE. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS RELEASE SHALL BE GIVEN FULL FORCE AND EFFECT ACCORDING TO EACH OF ITS EXPRESSED TERMS AND PROVISIONS, INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO UNKNOWN AND SUSPECTED CLAIMS, DAMAGES AND CAUSES OF ACTION. THIS COVENANT RELEASING SELLER SHALL BE BINDING UPON PURCHASER, ITS PERSONAL REPRESENTATIVES, HEIRS, SUCCESSORS AND ASSIGNS.

     THE PROVISIONS OF THIS SECTION 6.3 (INCLUDING, WITHOUT LIMITATION, THE WAIVER AND RELEASE OF CLAIMS CONTAINED HEREIN) SHALL SURVIVE THE CLOSING OR EARLI6.4TENoIRelianceFonHDocuments.T.Except as expressly stated herein or in any written instrument delivered by Seller to Purchaser in connection herewith, Seller makes no representation or warranty as to the truth, accuracy or completeness of any materials, data or information (including, without limitation, the Submission Matters) delivered by Seller to Purchaser in connection with the transaction contemplated hereby. Purchaser acknowledges and agrees that all materials, data and information (including, without limitation, the Submission Matters) delivered by Seller to Purchaser in connection with the transaction contemplated hereby are provided to Purchaser as a convenience only and that any reliance on or use of such materials, data or information by Purchaser shall be at the sole risk of Purchaser.

     6.5 Effect of Disclaimers. Seller has informed and hereby does inform Purchaser that the compensation to be paid to Seller for the Property has been decreased to take into account that the Property is being sold subject to the provisions of this Article VI.

                                  ARTICLE VII.

                    CONDITIONS PRECEDENT TO PURCHASER.S AND
                              SELLER.S PERFORMANCE

     7.1 Conditions to Purchaser's Obligations. Purchaser's obligation under this Contract to purchase the Property is subject to the fulfillment of each of the following conditions (any or all of which may be waived by Purchaser):

     (a) The representations and warranties of Seller contained herein shall be true, accurate and correct as of the Closing Date;

     (b) Seller shall be ready, willing and able to deliver title to the Property in accordance with the terms and conditions of this Contract;

     (c) The obligations of Seller specified in Section 7.3 hereof shall have been satisfied; and

     (d) Seller shall have delivered all the documents and other items required pursuant to Section 8.2(a), and shall have performed, in all material respects, all other covenants, undertakings and obligations, and complied with all conditions required by this Contract to be performed or complied with by the Seller at or prior to the Closing.

     7.2 Conditions to Seller's Obligations. Seller's obligation under this Contract to sell the Property to Purchaser is subject to the fulfillment of each of the following conditions (all or any of which may be waived by Seller):

     (a) the representations and warranties of Purchaser contained herein shall be true, accurate and correct as of the Closing Date; and

     (b) Purchaser shall have delivered the funds required hereunder and all the documents to be executed by Purchaser set forth in Section 8.2(b) and shall have performed, in all material respects, all other covenants, undertakings and obligations, and complied with all conditions required by this Contract to be performed or complied with by Purchaser at or prior to Closing.

     7.3 Estoppel Certificates. Prior to Closing, Seller shall use reasonable efforts to obtain and deliver to Purchaser Estoppel Certificates (herein so called), in the form attached hereto as Exhibit F, with such changes thereto as are reasonably acceptable to Purchaser, executed by Tenants occupying at least eighty percent (80%) of the leased area of the Property, in the aggregate, and from all Tenants which have leases (i) for more than 10,000 rentable square feet in the Property and (ii) with a remaining term of more than one (1) year after CertificatesDcontemplated hereunderoonoorebefore the Closing Date,sthen,lat closing, Seller shall provide Purchaser with a certificate (herein called the "Seller's Certificate"), setting forth Seller's certification that, with respect to each of the Leases for which a Tenant did not deliver an Estoppel Certificate, (i) the copy of such Lease (and all amendments and modifications thereto) previously provided by Seller to Purchaser is true, correct and complete, (ii) Seller has not received any rent thereunder for more than one month in advance, and (iii) Seller has neither received nor given any written notice of default under such Lease (or, if so, describing the nature thereof).

                                 ARTICLE VIII.

                                    CLOSING

     8.1 Time and Place. The consummation of the purchase and sale of the Property (the "Closing") shall take place at the office of the Title Company (it being contemplated that the Closing will occur by the delivery of Closing documents into escrow with the Title Company) on the sixtieth (60th) day after the end of the Inspection Period, or at such earlier date and time as Purchaser and Seller may mutually agree (the "Closing Date"); provided, that Purchaser may, at its option, extend the Closing Date for thirty (30) days by delivery to Seller, on or before the fiftieth (50th) day after the end of the Inspection Period, of a written notice (the "Extension Notice") that Purchaser has elected to extend the Closing Date for thirty (30) days; provided, further, however, that if such Extension Notice is given, it shall not be effective and shall be void and of no effect unless Purchaser also delivers to the Title Company, on or before the fiftieth (50th) day after the end of the Inspection Period, an additional earnest money deposit in the amount of Fifty Thousand and No/100 Dollars ($50,000.00) (the "Extension Deposit") in cash or Current Funds to be held by the Title Company in escrow to be applied or disposed of by the Title Company as is provided in this Contract.

     8.2  Items to be Delivered at the Closing.

     (a) Seller. At the Closing, Seller shall deliver, or cause to be delivered, to the Title Company for recording or delivery to Purchaser, as applicable, each of the following items:

     (i) A standard form ALTA Owner Policy of Title Insurance dated no earlier than the date of the filing of the deed described in Section 8.2(a)(ii) hereof, issued by the Title Company, and insuring Purchaser's title in the amount of the Purchase Price, subject only to the Permitted Exceptions (the "Title Policy").

     (ii) A Special Warranty Deed duly executed and acknowledged by Seller in the form attached hereto as Exhibit B and made a part hereof for all purposes (with such reasonable changes thereto as may be required by the Title Company in order to comply with the laws of the State of Tennessee) sufficient to convey to Purchaser good and indefeasible title to the Land and Improvements free and clear of all liens and encumbrances except for the Permitted Exceptions.

     (iii) An Assignment and Assumption of Leases (the "Assignment of
Leases") duly executed and acknowledged by Seller in the form attached hereto as Exhibit C and made a part hereof for all purposes.

     (iv) A Blanket Conveyance, Bill of Sale and Assignment ("Bill of Sale") duly executed by Seller in the form attached hereto as Exhibit D and made a part hereof for all purposes.

     (v) The Estoppel Certificates and/or Seller's Certificates as required pursuant to Section 7.3 hereof.

     (vi) All original Tenant Leases that are in Seller's possession together with letters addressed to the Tenants of the Property (the "Notice Letters") in the form attached hereto as Exhibit G and made a part hereof for all purposes, or in such other form as may be mutually agreed upon by Seller and Purchaser.

     (vii) Original counterparts of all service contracts that are in Seller's possession and which are to be assumed by Purchaser.

     (viii) A Non-Foreign Affidavit in the form attached hereto as Exhibit E and made a part hereof for all purposes.

     (ix) All amounts owing to Purchaser by Seller under Article IX hereof.

     (x) Evidence satisfactory to Purchaser and the Title Company that the person or persons executing this Contract and the closing documents on behalf of Seller have full right, power and authority to do so.

     (xi) A rent roll prepared with respect to the Property in the form normally prepared by Seller which shall be certified, to Seller's knowledge, as being true and correct in all material respects as of a date not more than ten (10) business days prior to Closing.

     (xii) Other items reasonably requested by the Title Company for the sale of the Property in accordance with this Contract or for administrative requirements for consummating the Closing.

     (b) Purchaser. At the Closing, Purchaser shall deliver to the Title Company, for recording or delivery to Seller, as applicable, each of the following items:

     (i)  The Purchase Price in Current Funds.

     (ii) The Assignment of Leases, duly executed and acknowledged by Purchaser.

     (iii)The Bill of Sale, duly executed by Purchaser.

     (iv) Such additional funds in cash or Current Funds, as may be necessary to cover Purchaser's share of the closing costs and prorations hereunder.

     (v) Evidence satisfactory to Seller and the Title Company that the person or persons executing this Contract and the closing documents on behalf of Purchaser have full right, power and authority to do so.

     (vi) The Notice Letters duly executed by Purchaser.

     (vii) Other items reasonably requested by the Title Company for the sale of the Property in accordance with this Contract or for administrative requirements for consummating the Closing.

     8.3 Costs of Closing. Except as otherwise herein provided, the escrow fees of the Title Company, any and all recording costs, documentary stamp taxes, deed taxes, transfer taxes or other similar taxes, fees or assessments, and any and all premiums and other costs relating to the Title Policy shall all be paid equally by Seller and Purchaser. Purchaser shall pay (i) any and all costs and expenses (including, without limitation, recording costs, loan fees and attorneys' fees, title insurance premiums, documentary or stamp taxes, transfer taxes, intangible taxes, mortgage taxes or other similar taxes, fees or assessments) relating to or incurred in connection with any loans or other financing obtained by the Purchaser in connection with its purchase of the Property, and (ii) the cost of obtaining any endorsements or extended or additional coverage with respect to the Title Policy to be delivered to premiumsrpayablesasga resultrofhthe prepaymenteatyClosingeof anyaindebtedness currently secured by the Property. All other expenses incurred by Seller and Purchaser with respect to the Closing, including, but not limited to, the attorneys' fees and costs and expenses incurred in connection with negotiating, preparing and Closing the transaction contemplated by this Contract, shall be borne and paid exclusively by the party incurring same, unless otherwise expressly provided in this Contract. The provisions of this Section 8.3 shall survive the Closing or the termination of this Contract.

     8.4 Prorations. All normal and customarily proratable items, including, without limitation, rents (including, without limitation, base rents, additional rents, percentage rents and common area maintenance charges), operating expenses, tenant improvement costs and leasing commissions, other operating expenses and fees, and payments relating to any agreements affecting the Property which survive the Closing, shall be prorated as of the Closing Date, Seller being charged and credited for all of same attributable to the period up to the Closing Date (and credited for any amounts paid by Seller attributable to the period on or after the Closing Date) and Purchaser being responsible for, and credited or charged, as the case may be, for all of same attributable to the period on and after the Closing Date; provided, that notwithstanding the foregoing, percentage rents (including, without limitation, all rents, however designated, which are determined based upon sales or income of any Tenant or other occupant, licensee, concessionaire or other user of any portion of the Property) which are payable under any Tenant Leases with respect to the calendar year in which the Closing occurs shall be prorated effective as of the Closing Date (based upon the number of days in such year that the Property is owned by Seller and Purchaser, respectively), but shall be determined after appropriate information is received from the respective Tenants and shall be paid by Purchaser to Seller as and when the same are received by Purchaser, and Purchaser shall deliver to Seller, upon request, at any time and from time to receivedebytPurchasergafter,thepClosing Date,etogether withsPurchaser'sbanalysis of the portions thereof which are payable to Seller and Purchaser, respectively. Purchaser agrees to use its best efforts to diligently and promptly collect all such percentage rents as and when due under the Tenant Leases. All leasing commissions payable with respect to existing Tenant Leases for lease terms which have commenced (but excluding leasing commissions which are payable with respect to renewal terms which have not yet commenced) prior to the Closing Date shall be paid by Seller at or prior to Closing, and Purchaser shall be responsible for and shall pay all leasing commissions payable with respect to renewal terms which have not commenced as of the Closing Date. In the event any new Tenant Lease with a term which commences after the end of the Inspection Period is approved by Purchaser, Purchaser shall, at Closing, pay, or reimburse Seller for, all leasing commissions with respect thereto. All unapplied Deposits under Tenant Leases, if any, shall be transferred by Seller to Purchaser at the Closing. Any real estate ad valorem or similar taxes for the Property, or any installment of assessments payable in installments which installment is payable in the year of Closing, shall be prorated to the date of Closing, based upon actual days involved. In connection with the proration of real property taxes or installments of assessments, such proration shall be based upon the assessed valuation and tax rate figures for the year in which the Closing occurs to the extent the same are available; provided, that in the event that actual figures (whether for the assessed value of the Property or for the tax rate) for the year of Closing are not available at the Closing Date, the proration shall be made using figures from the preceding year for the figures which are unavailable for the year of Closing. The proration shall be final and unadjustable except as provided in the following paragraph.

     If any of the items subject to proration under the foregoing provisions of this Section 8.4 cannot be prorated at the Closing because of the unavailability of the information necessary to compute such proration, or if any errors or thesClosing, or,pwithgrespectitoscommoneareasmaintenancecandrsimilareitems,tif the prorations at Closing are determined to be incorrect based upon subsequent year-end adjustments made with Tenants with respect to such amounts for the year in which the Closing occurs, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until sixteen (16) months after the Closing Date. Neither party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto
(i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given notice thereof to the other party together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date. Any common area maintenance charges and other rent items (other than percentage rents, which shall be prorated and paid as provided in the preceding paragraph) that have accrued, but have not yet been paid shall be prorated in accordance with estimates based upon the prior years' information (or reasonable estimates of Seller if no such prior years' information is available), and shall be subsequently readjusted and reapportioned upon receipt. Purchaser shall pay Seller for common area maintenance charges and other rent items that have accrued, but are not yet due and payable, at Closing.

     8.5 Possession and Closing. Possession of the Property shall be delivered to Purchaser by Seller at the Closing, subject to the Permitted Exceptions and the rights of the Tenants. Purchaser shall make its own arrangements for the provision of public utilities to the Property and Seller shall terminate its contracts with such utility companies that provide services to the Property.

     8.6  Delinquent Rent.

     (a) Application of Delinquent Rent. If on the Closing Date any Tenant is in arrears in the payment of any rent under any Tenant Lease (the 'Delinquent Rent') payable by it, any Delinquent Rent received by Purchaser and Seller from such Tenant after the Closing shall be applied to amounts due and payable by such Tenant during the following periods in the following order of priority: (A) first, to the period of time after the Closing Date, and (B) second, to the period of time on or before the Closing Date. If Delinquent Rent or any portion thereof received by Seller or Purchaser after the Closing are due and payable to the other party by reason of this allocation, the appropriate sum, less a proportionate share of any reasonable attorneys' fees and costs and expenses expended in connection with the collection thereof, shall be promptly paid to the other party. The provisions of this Section 8.6(a) shall survive the Closing.

     (b) Collection of Delinquent Rent. After the Closing, Seller shall continue to have the right, in its own name, to demand payment of and to collect Delinquent Rent owed to Seller by any Tenant, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant, and the delivery of the Assignment of Leases [as defined in
Section 8.2(a)(iii)] shall not constitute a waiver by Seller of such right; provided, however, that Seller may only continue legal actions against Tenants with respect to which it has commenced legal action or sent a demand letter Sellertshall continueDtoehaveothetright,iin its ownename,,tofdemandepaymentgof and to collect all percentage rents due and owing with respect to any time period prior to the Closing Date, which right shall include, without limitation, the right to continue or commence legal actions or proceedings against any Tenant, and the delivery of the Assignment of Leases shall not constitute a waiver by Seller of such right. Purchaser agrees to cooperate with Seller, to the extent reasonably necessary but at no cost to Purchaser, in connection with all efforts by Seller to collect such Delinquent Rent and percentage rents and to take all steps, whether before or after the Closing Date, as may be necessary to carry out the intention of the foregoing, including, without limitation, the delivery to Seller, upon demand, of any relevant books and records (including, without limitation, rent statements, receipted bills and copies of tenant checks used in payment of such rent), the execution of any and all consents or other documents, and the undertaking of any act reasonably necessary for the collection of such Delinquent Rent and percentage rents by Seller. The provisions of this Section 8.6(b) ARTICLEuIX.ve the Closing.

                            CONDEMNATION OR CASUALTY

     9.1  Condemnation.

     (a) In the event that all or any substantial portion of the Property is condemned or taken by eminent domain or conveyed by deed in lieu thereof, or if any condemnation proceeding is commenced for all or any substantial portion of the Property, prior to Closing, either party may elect to terminate this Contract by written notice thereof to the other party within ten (10) days after
(i) in the case of Seller, Seller becomes aware of such condemnation, taking or deed in lieu, or institution of any such condemnation proceeding, or (ii) in the case of Purchaser, Seller notifies Purchaser of the condemnation, taking or deed in lieu or institution of such condemnation proceeding. If neither party terminates this Contract as aforesaid, then both parties shall proceed to close the transaction contemplated herein pursuant to the terms hereof, in which event Seller shall deliver to Purchaser at the Closing any proceeds actually received by Seller attributable to the Property from such condemnation, eminent domain proceeding or deed in lieu thereof or assign its interest in and to any such proceeds, and there shall be no reduction in the Purchase Price.

     (b) For the purpose of this Section 9.1(a), a "substantial portion" of the Property shall be deemed to be any portion of the Property with either a fair market value or replacement cost in an amount equal to or greater than $500,9.2.0Casualty.ovisions of this Section 9.1 shall survive the Closing.

     9.2   Casualty

     (a) In the event that all or any substantial portion of the Property shall be damaged or destroyed by fire or other casualty prior to Closing, either party may terminate this Contract by written notice thereof to the other party within ten (10) days after (i) in the case of Seller, Seller becomes aware of such casualty, or (ii) in the case of Purchaser, Seller notifies Purchaser of the casualty. If neither party terminates this Contract as aforesaid, then both parties shall proceed to close the transaction contemplated herein pursuant to the terms hereof, in which event Seller shall deliver to Purchaser at the Closing any insurance proceeds actually received by Seller attributable to the Property from such casualty (except for proceeds previously used to repair the Property) and assign to Purchaser all of Seller's right, title and interest in and to any claims which Seller may have under the insurance policies covering the Property, and there shall be no reduction in the Purchase Price. In the event less than a substantial portion of the Property shall be damaged or destroyed by fire or other casualty prior to Closing, then the parties shall proceed in accordance with the second sentence in this Section 9.2(a).

     (b) For the purposes of Section 9.2(a), a "substantial portion" of the Property shall be deemed to be any portion of the Property with either a fair market value or replacement cost in an amount equal to or greater than $500,000.00. The provisions of this Section 9.2 shall survive the Closing.

                                  ARTICLE X.

                             DEFAULTS AND REMEDIES

     10.1 Default by Purchaser. If Seller shall not be in default hereunder and Purchaser refuses or fails to consummate the Closing under this Contract for reasons other than as expressly set forth in Section 4.4, Section 5.2 or Article IX hereof or other than due to a failure of a condition precedent to Purchaser's obligation to close as set forth in Section 7.1 hereof, Seller shall, as its sole and exclusive remedy, terminate this Contract in which event neither party shall have any further rights, duties, or obligations hereunder except for provisions of this Contract which expressly survive the termination hereof, and Seller shall be entitled to receive and retain the Earnest Money Deposit as liquidated damages (Seller and Purchaser hereby acknowledging that the amount of damages in the event of Purchaser's default is difficult or impossible to ascertain but that such amount is a fair estimate of such damage). Notwithstanding anything contained in this Section to the contrary, in the event of any other default by Purchaser under this Contract, including, without limitation, breach of any covenant, representation or indemnity, which survives the Closing or termination of this Contract, Seller shall have any and all rights and remedies available at law or in equity by reason of such default.

     10.2 Default by Seller. If Purchaser shall not be in default hereunder and if Seller refuses or fails to consummate the Closing under this Contract other than due to a termination permitted hereunder or a failure of a condition precedent to Seller's obligation to close as set forth in Section 7.2 hereof, Purchaser may, at Purchaser's sole option and as its sole and exclusive remedies, either (a) terminate this Contract in which event neither party shall have any further rights, duties or obligations hereunder except for provisions of this Contract which expressly survive the termination hereof, and Purchaser specific performance ofrthisdContractEagainstMSeller.poIntnooevent shallcSeller be liable to Purchaser for any damages, including, without limitation, any actual, punitive, speculative or consequential damages or damages for loss of opportunity or lost profit.

     10.3 Attorneys' Fees. If it shall be necessary for either Purchaser or Seller to employ an attorney to enforce its rights pursuant to this Contract, the non-prevailing party shall reimburse the prevailing party for its reasonable attorneys. fees.

                                  ARTICLE XI.

                             BROKERAGE COMMISSIONS

     11.1 Brokerage Commission. Seller and Purchaser represent each to the other that each has had no dealings with any broker, finder or other party concerning the purchase of the Property except David Huddleston & Associates (the "Broker"). Seller hereby agrees to pay to Broker at Closing a commission equal to 1.7% of the Purchase Price paid at Closing; provided, however, that Seller's obligation to pay, and Broker's right to receive, this commission or any other amount with respect to this Contract or the Property is expressly conditioned upon Closing the sale of the Property and Seller's receipt of the Purchase Price under this Contract. Broker shall have no right to receive this commission or any other amount with respect to this Contract or the Property unless and until Closing shall be final and fully consummated and Seller shall have received the Purchase Price as provided in this Contract. Seller agrees to indemnify Purchaser and hold Purchaser harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorneys' fees) arising out of or paid or incurred by Purchaser by reason of any claim to any broker's, finder's or other fee in connection with this transaction by any party claiming by, through or under Seller (including, without limitation, the Broker). Purchaser agrees to indemnify Seller and hold Seller harmless from any loss, liability, damage, cost or expense (including, without limitation, reasonable attorneys' fees) arising out of or paid or incurred by Seller by reason of any claim to any broker's, finder's or other fee in connection with this transaction by any party claiming by, through or under Purchaser. Notwithstanding anything to the contrary contained herein, the indemnities set forth in this Article XI shall survive the closing.

                                  ARTICLE XII.

                 OPERATION OF THE PROPERTY PRIOR TO THE CLOSING

     Between the Effective Date and the Closing Date, Seller shall (a) lease, operate, maintain, manage and enter into contracts with respect to the Property, in the same manner done by Seller prior to the date hereof [provided, however, that without the prior consent of Purchaser, (i) Seller shall not enter into any service contract that cannot be terminated with thirty (30) days notice; (ii) Seller shall not amend existing Tenant Leases in a manner that reduces the Tenant's obligations (financial or otherwise) or increases the landlord's obligations thereunder; and (iii) after the Inspection Period, Seller shall not enter into any new Tenant Lease, however, if Purchaser refuses to grant its consent to any new Tenant Lease which is proposed by Seller (and if Purchaser fails to notify Seller in writing of its approval or disapproval of such proposed Tenant Lease within five (5) days after Seller's delivery of notice of such proposed Tenant Lease, Purchaser shall be deemed to have approved such Tenant Lease), then Seller may, at its option, terminate this Contract by notice to Purchaser, in which event the Earnest Money Deposit shall be refunded to Purchaser and the parties shall have no further rights, duties or obligations hereunder except for provisions of this Contract which expressly survive the termination hereof]; and (b) advise Purchaser of the commencement of any litigation, condemnation or other judicial or administrative proceedings affecting the Property of which Seller has current actual knowledge. Notwithstanding the foregoing, if, after the Inspection Period, Seller proposes to enter into a new Tenant Lease, and Purchaser refuses to grant its consent to such new Tenant Lease, Seller may not terminate this Contract pursuant to subpart (a)(iii) of this Article XII if, simultaneously with Purchaser's notice to Seller that it will not grant its consent to such Tenant Lease, Purchaser notifies the Title Company and Seller in writing that the Title Company is to immediately and unconditionally deliver to Seller the Earnest Money Deposit and that such Earnest Money Deposit shall thereafter be non-refundable to Purchaser unless Purchaser is otherwise entitled to a refund of such Earnest Money Deposit pursuant to Section 10.2 of this Contract.

                                 ARTICLE XIII.

                                 MISCELLANEOUS

     13.1 Notices. Any notice provided or permitted to be given under this Contract must be in writing and may be served by (a) depositing same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivering the same in person to such party via a hand delivery service, Federal Express or any other nationally recognized courier service that provides a return receipt showing the date of actual delivery of same to the addressee thereof, or (c) facsimile transmission with confirmation of receipt to the party sending same, if a copy is deposited in the United States Mail as provided in 13.1(a) above. Notice given in accordance herewith shall be effective upon receipt at the address of the addressee. For purposes of notice, the addresses of the parties shall be as follows:

          If to Seller:    U.S. Realty Partners Limited Partnership
                           c/o Insignia Financial Group
                           One Insignia Financial Plaza
                           Greenville, South Carolina 29602
                           Attention:  Kenneth A. Cobler
                           Facsimile No.:  864/239-1558

          With a copy to:  TelepLiechty.& McGinnis,1P.C.
                           10440 North Central Expressway, Suite 1100
                           Dallas, Texas 75231
                           Attention:  Lorne O. Liechty, Esq.
                           Facsimile No.:  214/265-0615
                           Telephone No.:  214/265-0008

          If to Purchaser: Commercial & Investment Properties Co.
                           5500 Lonas Road, Suite 360
                           Knoxville, Tennessee 37909
                           Attention:  Nicholas C. Cazana
                           Facsimile No.:  423/584-4317
                           Telephone No.:  423/584-3967

          With a copy to:  Long, Ragsdale & Waters
                           1111 Northshore Drive, Suite 700 South
                           Knoxville, Tennessee 37919
                           Attention:  Dennis Ragsdale, Esq.
                           Facsimile No.:  423/584-6084
                           Telephone No.:  423/584-4040

          If to Title
          Company:         Chicago Title Insurance Company
                           7616 LBJ Freeway, Suite 300
                           Dallas, Texas 75251
                           Attention:  Sharon L. Cooper
                           Facsimile No.:  972/404-8731
                           Telephone No.:  972/663-0419

     13.2 GOVERNING LAW. THIS CONTRACT IS BEING EXECUTED AND DELIVERED, AND IS SHALLDGOVERNBTHEEVALIDITY,NCONSTRUCTION,FENFORCEMENT AND INTERPRETATIONCOFSTHIS
CONTRACT.

     13.3 Entirety and Amendments. This Contract embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the transaction described herein, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

     13.4 Parties Bound. Subject to the provisions of Section 13.5 hereof, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser, and their respective heirs, personal representatives, successors and assigns.

     13.5 Assignment. Purchaser may assign its rights under this Contract to an entity controlling, controlled by, or under common control with Purchaser without the prior written consent of Seller. Except as expressly provided in the preceding sentence, this Contract may not be assigned in whole or in part by Purchaser without the prior written consent of Seller, which consent may be granted or withheld by Seller in Seller's sole and absolute discretion. In the event of an assignment of this Contract by Purchaser, Purchaser shall not be released from any liability or obligations hereunder, and Purchaser shall promptly deliver to Seller a copy of the instrument effecting such assignment. Subject to the foregoing, this Contract shall be binding upon and inure to the benefit of Seller and Purchaser and their respective heirs, personal representatives, successors and assigns.

     13.6 Headings. Headings used in this Contract are used for reference purposes only and do not constitute substantive matter to be considered in const13.7gSurvival.s Exceptsasootherwise expressly provided herein, no representations, warranties, covenants, acknowledgments or agreements contained in this Contract shall survive the Closing of this Contract and the delivery of the Special Warranty Deed by Seller to Purchaser.

     13.8 Interpretation. The parties acknowledge that each party and its counsel have reviewed this Contract, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Contract or any amendments or exhibits hereto. In case any one or more of the provisions contained in this Contract shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Contract shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein. When the context in which words are used in this Contract indicates that such is the intent, words in the singular number shall include the plural and vice versa, and words in the masculine gender shall include the feminine and neuter genders and vice versa.

     13.9 Exhibits. All references to "Exhibits" contained herein are references to exhibits attached hereto, all of which are hereby made a part hereof for all purposes.

     13.10 Time of Essence. It is expressly agreed by the parties hereto that time is of the essence with respect to this Contract and Closing hereunder.

     13.11 Multiple Counterparts. This Contract may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, itlshallvnot,beonecessaryoto producenor account forimorerthanoonehsuchontract, counterpart.

     13.12 Risk of Loss. Risk of loss or damage to the Property, or any part thereof, by fire or any other casualty from the date this Contract is fully executed up to the time of delivering the Special Warranty Deed transferring title to the Property to the Purchaser will be on the Seller and, thereafter, will be on the Purchaser.

     13.13 Effective Date. As used herein, the term "Effective Date" shall mean for all purposes in this Contract the date on which the Title Company acknowledges receipt of an original of the Contract executed by Purchaser and Seller with all changes, if any, to the printed portion of this Contract initialed by Purchaser and Seller.

     13.14 Business Days. All references to "business days" contained herein are references to normal working business days, i.e., Monday through Friday of each calendar week, exclusive of federal and national bank holidays. In the event that any event hereunder is to occur, or a time period is to expire, on a date which is not a business day, such event shall occur or such time period shall expire on the next succeeding business day.

     13.15 No Recordation of Contract. In no event shall this Contract or any memorandum hereof be recorded in the public records of the place in which the Property is situated, and any such recordation or attempted recordation shall constitute a breach of this Contract by the party responsible for such recorINtWITNESSaWHEREOF, theoundersigned have executed this Contract effective as of the Effective Date.

                         SELLER:

                         U.S. REALTY PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

                         By:  U.S. Realty I Corporation,
                              a South Carolina corporation


                         By:_______________________________________
                         Its:_____________________________
                         Dated:____________________________________

                         PURCHASER:

                         COMMERCIAL & INVESTMENT PROPERTIES CO.,
                         a Tennessee corporation


                         By:_____________________________________________
                         Its:___________________________________________
                         Dated:____________________________________


                        RECEIPT OF EARNEST MONEY DEPOSIT
                         AND AGREEMENT OF TITLE COMPANY


     Chicago Title Insurance Company (the "Title Company"), located at 7616 LBJ Freeway, Suite 300, Dallas, Texas 75251, hereby acknowledges the receipt of one
(1) fully signed and executed copy of this Contract.

     Upon receipt, the Title Company agrees to hold the Earnest Money Deposit in escrow as escrow agent for the benefit of Seller and Purchaser and to dispose of the Earnest Money Deposit in strict accordance with the terms and provisions of this Contract.

                              CHICAGO TITLE INSURANCE COMPANY


                              By:____________________________________
                              Name:__________________________________
                              Title:___________________________________
                              Dated:____________________________________


                                   EXHIBIT A

                              PROPERTY DESCRIPTION


                   [Attach legal description of the Property]


                                   EXHIBIT B

This Instrument Prepared By:
LIECHTY & McGINNIS, P.C.
10440 N. Central Expressway, Suite 1100
Dallas, Texas 75231
214/265-0008


                             SPECIAL WARRANTY DEED



ADDRESS NEW OWNER AS FOLLOWS:          SEND TAX BILLS TO:





MAP & PARCEL NO:




     ____________________________________, a ____________________ (hereinafter called "Grantor"), for and in consideration of the sum of TEN AND No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by _________________________, a ______________ (hereinafter called "Grantee"), whose mailing address is ______________________________________, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD AND CONVEYED and by these presents does GRANT, SELL AND CONVEY unto Grantee that certain tract or parcel of land situated in ______________ County, _____________, and more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with Grantor's rights and interests in all improvements, structures and fixtures located thereon and all rights, titles and interests of Grantor appurtenant thereto (all of the above-described properties being hereinafter collectively referred to as the "Property"). This conveyance is made and accepted subject to (a) general real estate taxes on the Property for the current year which Grantee assumes and agrees to pay, (b) zoning laws and regulations and ordinances of municipal and other governmental authorities, if any, affecting the Property, and (c) the matters set forth on Exhibit B attached hereto and made a part hereof for all purposes (all of the foregoing being hereinafter collectively referred to as the "Permitted Exceptions").

     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject, however, to the Permitted Exceptions.

     GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTOR HAS NOT MADE, AND GRANTOR HEREBY SPECIFICALLY DISCLAIMS, ANY WARRANTY, GUARANTY OR REPRESENTATION AS TO, OR CONCERNING THE PROPERTY EXCEPT FOR ANY WARRANTY OF TITLE EXPRESSLY CONTAINED IN THIS DEED; PROVIDED, HOWEVER, THAT THIS SHALL NOT BE DEEMED TO LIMIT THE OFPSALENBYTANDSBETWEENNGRANTOR,AASESELLER,CANDNCOMMERCIAL &HINVESTMENT CONTRACT
PROPERTIES CO., A TENNESSEE CORPORATION, AS PURCHASER. GRANTEE ACCEPTS THE PROPERTY, AND ACKNOWLEDGES THAT THE CONVEYANCE OF THE PROPERTY TO GRANTEE IS MADE BY GRANTOR, ON AN .AS IS, WHERE IS, AND WITH ALL FAULTS. BASIS.

     GRANTEE.S AGREEMENT TO, AND ACKNOWLEDGMENT OF, THE VARIOUS MATTERS SPECIFIED IN THIS SPECIAL WARRANTY DEED SHALL BE CONCLUSIVELY EVIDENCED BY GRANTEE.S ACCEPTANCE HEREOF.

     Current ad valorem taxes on the Property having been prorated, Grantee hereby assumes the payment thereof.

     IN WITNESS WHEREOF, this Special Warranty Deed is executed by Grantor to be effective for all purposes as of the _____ day of _____________, 199__.

                              GRANTOR:
                              _________________________________________


                              By:______________________________________
                              Its:_____________________________________
                              Dated:___________________________________

STATE OF ____________

COUNTY OF __________

     This instrument was acknowledged before me on this _____ day of _____________, 199__, by _______________________________,
_________________________________ of _________________________________________,
a ____________________________, acting in its capacity as general partner of _________________________________________, a ___________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said ____________________.


                              _________________________________________
                              Notary Public, State of ____________

My Commission Expires:
____________________               _____________________________________________
                                   Printed Name of Notary Public

STATE  OF
                                   :ss
COUNTY OF

     The actual consideration or value, whichever is greater, for this transfer is $______________.


                              __________________________________________
                              AFFIANT

     Subscribed and sworn to before me, this _____ day of _____________, 1998.


                              __________________________________________
                              Notary Public

My Commission Expires:
____________________

                                   EXHIBIT A

                              PROPERTY DESCRIPTION


                   [Attach legal description of the Property]


                                  EXHIBIT B

                              PERMITTED EXCEPTIONS

                  [Attach list of Permitted Exceptions created
                 in accordance with the terms of the Contract]


                                  EXHIBIT C

                      ASSIGNMENT AND ASSUMPTION OF LEASES

STATE OF ____________
                         KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF __________

     That, _________________________________________, a ________________________
("Assignor"), for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, to Assignor in hand paid, the receipt and legal sufficiency of which are hereby acknowledged, hereby transfers, assigns and sets over unto ______________ ________________, a __________________________
("Assignee"), all of the right, title and interest of Assignor in and to all leases of, and security deposits and prepaid rents relating to space in (together, the "Leases") the real property described on Exhibit A, attached hereto and made a part hereof for all purposes.

     TO HAVE AND TO HOLD the Leases, together with any and all of the rights and appurtenances thereto in anywise belonging to Assignor (excluding the right to receive rents paid under the Leases and which accrued before the date of this Assignment), unto Assignee and Assignee's successors and assigns forever, and Assignor does hereby bind Assignor and Assignor's legal representatives and successors, to WARRANT AND FOREVER DEFEND all and singular the Leases unto Assignee and Assignee's successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Assignor, but not otherwise.

     In consideration of the foregoing assignment, Assignee hereby assumes, and agrees to perform all of the obligations of Assignor under the Leases, andlthenpaymentnof anyideferredtleasinggcommissionsfthatabecomeupayablepafter the date of this Assignment with respect to any of the Leases, and indemnifies Assignor and holds Assignor harmless from all loss, cost, liability and expense arising out of or in connection with the Leases to the extent the same arises on or after the date hereof. Assignee takes the Leases subject to any existing defaults thereunder, but, to the extent required by that certain Contract of Sale dated _____________, 199__, between Assignor and ______________ (the "Sales
Contract"), shall pay to Assignor monies collected from tenants who owe delinquent rents that have accrued as of the date of this Assignment until all of such delinquent rents have been paid. Assignor hereby agrees to indemnify and hold Assignee harmless from all loss, cost, liability and expense arising out of or in connection with the Leases to the extent the same arises prior to the date hereof.

     Notwithstanding anything to the contrary herein, Assignor hereby reserves and retains its rights with respect to any percentage rents which are payable under the Leases with respect to the period prior to the date hereof. Assignor and Assignee hereby agree that such percentage rents shall be payable to Assignor in accordance with the terms and provisions of the Sales Contract and that such Sales Contract shall govern the rights of the Assignor and Assignee with respect to such percentage rents

EXECUTED effective as of this_____ day of _________, 199__.

                              ASSIGNOR:

                              ________________________________________


                              By:_____________________________________
                              Its:____________________________________
                              Dated:__________________________________


                              ASSIGNEE:

                              ___________________________________________

STATE OF ____________         Dated:____________________________________

COUNTY OF __________

     This instrument was acknowledged before me on this _____ day of _____________, 199__, by _______________________________,
_________________________________ of _________________________________________,
a ____________________________, acting in its capacity as general partner of _________________________________________, a ___________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said ____________________.


                              ________________________________________
                              Notary Public, State of ____________

My Commission Expires:
____________________               _____________________________________________
                                   Printed Name of Notary Public


STATE OF ____________

COUNTY OF __________

     This instrument was acknowledged before me on this _____ day of _____________, 199__, by _______________________________,
_________________________________ of _________________________________________,
a ____________________________, acting in its capacity as general partner of _________________________________________, a ___________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said ____________________.


                              _____________________________________________
                              Notary Public, State of ____________

My Commission Expires:
____________________               _____________________________________________
                                   Printed Name of Notary Public


                                   EXHIBIT A

                              PROPERTY DESCRIPTION


                   [Attach legal description of the Property]


                                   EXHIBIT D

                BLANKET CONVEYANCE, BILL OF SALE AND ASSIGNMENT

STATE OF ____________
                         KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF __________

     By a Special Warranty Deed (the "Deed") of even date with the date hereof, ____________________________________, a __________________________ ("Seller"),
conveyed to ________________________, a _______________  ("Purchaser"), the real property (the "Real Property") described on Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements located thereon.

     As consideration for (a) the conveyance of the Real Property, (b) the conveyance of the personal property described herein, and (c) the assignments contained herein, Purchaser has paid the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to the Seller.

     NOW, THEREFORE, for the consideration above specified, the receipt and sufficiency of which are expressly acknowledged:

     1. The Seller has GRANTED, CONVEYED, SOLD, TRANSFERRED, SET-OVER and DELIVERED, and by these presents does hereby GRANT, CONVEY, SELL, TRANSFER, SET-OVER and DELIVER unto the Purchaser, all of Seller's right, title and interest in and to all items of tangible personal property located on or attached to the Real Property including, without limitation, all items of personal property described on Exhibit B hereto (all of the property described in this paragraph 1 is hereinafter referred to as the "Personal Property") (the Real Property and Perso2.l PTheeSellermhasmASSIGNED,tTRANSFERREDrandtSET-OVER,aandhby"theserty").
presents does ASSIGN, TRANSFER and SET-OVER unto the Purchaser (to the extent they are assignable) all of its right, title and interest in and to all service contracts listed on Exhibit C hereto, all bonds, warranties and guaranties in Seller's possession which relate to the Real Property or Personal Property.

     PURCHASER ACCEPTS THE PROPERTY DESCRIBED IN THIS DOCUMENT (THE .PROPERTY.), AND ACKNOWLEDGES THAT THE CONVEYANCE OF THE PROPERTY TO PURCHASER IS MADE BY SELLER, ON AN .AS IS, WHERE IS, AND WITH ALL FAULTS. BASIS. PURCHASER EXPRESSLY ACKNOWLEDGES THAT EXCEPT AS EXPRESSLY SET FORTH IN THE CONTRACT OF SALE BETWEEN SELLER AND ______________ DATED _____________, 199__, OR ANY DOCUMENTS DELIVERED PURSUANT THERETO, SELLER MAKES NO WARRANTY OR REPRESENTATION OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW WITH RESPECT TO THE PROPERTY REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE (OTHER THAN SELLER.S WARRANTY OF TITLE SET FORTH IN THE DEED DELIVERED TO PURCHASER), ZONING, TAX CONSEQUENCES, PHYSICAL OR ENVIRONMENTAL CONDITION, UTILITIES, OPERATING HISTORY OR PROJECTIONS, VALUATION, GOVERNMENTAL APPROVALS, THE COMPLIANCE OF THE PROPERTY WITH GOVERNMENTAL LAWS, THE TRUTH, ACCURACY OR COMPLETENESS OF ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER TO PURCHASER, OR ANY OTHER MATTER OR THING REGARDING THE PROPERTY.

     Purchaser hereby assumes and agrees to perform from the effective date hereof forward all of the covenants and obligations contained in the contracts assigned hereunder (to the extent such contracts are listed on Exhibit C hereto) which are to be performed by Seller and hereby indemnifies Seller and agrees to hold Seller harmless from and against all liability, cost, loss, damage or expense, including reasonable attorneys' fees, suffered or incurred by Seller as a result of any alleged failure of Purchaser to perform such covenants or obligThisnBlanket Conveyance, Bill of Sale and Assignment is binding and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

     TO HAVE AND TO HOLD the Property unto Purchaser, its successors and assigns forever, and Seller does hereby bind itself, its successors and assigns, to forever WARRANT AND DEFEND the title to the Property unto Purchaser, its successors and assigns, against any person whomsoever lawfully claiming, or to claim the same or any part thereof, by, through or under Seller, but not otherwise.

     EXECUTED effective as of the ______ day of __________, 199__.

                              SELLER:

                              _________________________________________


                              By:______________________________________
                              Its:_____________________________________

                              Dated:___________________________________


                              PURCHASER:

                              _________________________________________

                              Dated___________________________



                                   EXHIBIT A

                              PROPERTY DESCRIPTION


                   [Attach legal description of the Property]

                                   EXHIBIT B

                             NON-FOREIGN AFFIDAVIT

STATE OF ____________
                         KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF __________

     On this date, ______________________________, a ___________________________
("Seller"), has sold and conveyed certain real property situated in ______________ County, _____________, to _______________________, a
______________ ("Purchaser"). Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. Real Property Interest must withhold tax if the transferor is a foreign person. To inform Purchaser that withholding of tax is not required upon the disposition of a U.S. Real Property Interest by Seller, the undersigned hereby certifies the following on behalf of Seller:

     1. Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.          Seller's U.S. Employer Identification
     Number is _______________________; and

3.          Seller's office
     address is
_____________________________________________

     Seller_understands_that_this_certification may be disclosed to the Internal Revenue Service by Purchaser and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

     Executed this ______ day of ______________, 199__.

                              SELLER:

                              _______________________________________


                              By:____________________________________
                              Its:___________________________________
STATE OF ____________         Dated:_________________________________

COUNTY OF __________

     This instrument was acknowledged before me on this _____ day of _____________, 199__, by _______________________________,
_________________________________ of _________________________________________,
a ____________________________, acting in its capacity as general partner of _________________________________________, a ___________________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said ____________________.


                              ____________________________________
                              Notary Public, State of ____________

My Commission Expires:
____________________               _____________________________________________
                                   Printed name of Notary Public

                                 EXHIBIT F

                          TENANT ESTOPPEL CERTIFICATE


     The undersigned __________________________, a ___________________
("Tenant"), hereby certifies as follows:

     1.   __________________________  ("Landlord"), as landlord, and Tenant, as tenant, are parties to that certain lease dated _____________, 199__ (the "Lease"), demising certain premises more fully described therein and designated as Suite _______ in the building known as "__________________" and having an address of _____________________________________, _____________, _____________
(the "Building"). Landlord is the current owner of the Premises and Tenant is the current tenant under the Lease.

     2. The Lease is in full force and effect and has not been modified, amended or supplemented in any way, except as follows (insert dates of all modifications, amendments or supplements; if none, write "None"):_________________________________________________
______________________________________________________________________________
_____________________________________________________________________________.

     3. There are no other representations, warranties, agreements, commitments or understanding between Landlord and Tenant regarding the Premises other than as set forth in the Lease or paragraph 2 above.

     4. The initial term of the Lease commenced on ______________, 199__, will expire on _______________, 199__. Tenant has ___________ options to renew the initi5. teFixed monthlysrentais currentlyipayable_at_the_rate ofa$__________ per month. All fixed monthly rent due as of _____________, 199__, has been paid. Tenant has paid in full all other sums presently due and payable under the Lease.

     6. Tenant has taken possession of and occupying the Premises. All work required under the Lease to be performed by Landlord has been completed to the satisfaction of Tenant, except as follows (insert description of any work to be completed by Landlord; if none, write "None"):____
______________________________________________________________________________
_____________________________________________________________________________.

     7. There are no defaults on the part of Tenant or, to the best of Tenant's knowledge, Landlord under the Lease.

     8. Tenant has paid to Landlord a security deposit of $__________, which security deposit has not been applied in whole or in part to any of Tenant's obligations under the Lease.

     9. Tenant presently has no charge, lien, claim, defense, set-off or counterclaim against Landlord or the performance of Tenant's obligations under the lease.
     10. Tenant has been advised that ___________________ or assignee thereof ("Buyer"), will acquire the Building and that ___________________ ("Lender") will provide financing to Buyer in connection therewith. Tenant agrees that the foregoing certifications shall inure to the benefit of and may be relied upon by Landlord, Buyer and Lender, and their respective successors and assigns.

Date:________________, 199__

                              TENANT:
                              _______________________________________,
                              a _________________

                              By:____________________________________
                              Name:__________________________________
                              Title:_________________________________